Exhibit 5

                             SECURITY AGREEMENT

          SECURITY AGREEMENT (this "Agreement"), made this 13th day of November, 1996, by and between COMMODORE ENVIRONMENTAL SERVICES, INC., a Delaware corporation having offices at 150 East 58th Street, Suite 3400, New York, New York 10155 (the "Secured Party"), and LANXIDE PERFORMANCE MATERIALS, INC., a Delaware corporation having its principal offices at 1300 Marrows Road, P.O. Box 6077, Newark, Delaware 19714-6077 (the "Debtor");

                            W I T N E S S E T H:

          WHEREAS, concurrently with the execution and delivery hereof, the Secured Party and the Debtor are entering into a Line of Credit Agreement of even date herewith (the "Line of Credit Agreement"), pursuant to which the Secured Party has agreed, subject to the terms and conditions thereof, to extend a line of credit to the Debtor not to exceed $3,000,000 in principal amount outstanding at any time, with all loans and advances thereunder (the "Advances") and interest thereon to be evidenced by that certain Line of Credit Promissory Note of the Debtor of even date herewith in such maximum principal amount payable to the order of the Secured Party (the "Note"); and

          WHEREAS, in order to induce the Secured Party to make the Advances pursuant to the Line of Credit Agreement and to be evidenced by the Note, the Debtor has agreed to grant to the Secured Party a second priority lien and security interest (second in priority only to the lien and security interest heretofore granted by the Debtor to Commodore Applied Technologies, Inc. ("CATI")) in substantially all of the Debtor's assets, pursuant to the terms and conditions of this Agreement;

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     Section 1.  Definitions.

          (a)  All terms used herein which are defined in Article 1 or
     Article 9 of the Uniform Commercial Code (the "Code") shall have the meanings given therein unless otherwise defined in this Agreement. All references to the plural herein shall also mean the singular and to the singular shall also mean the plural. All references to the Secured Party and the Debtor pursuant to the definitions set forth in the recitals hereto, or to any other person herein, shall include their respective heirs, executors, administrators, personal representatives, successors and permitted assigns. The words "hereof," "herein," "hereunder," "this Agreement" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement and as this Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

          (b) In addition to those capitalized terms defined elsewhere in this Agreement, the following terms shall have the following respective meanings wherever used in this Agreement:

          "Accounts" shall mean all present and future rights of the Debtor to payment for goods sold or leased, for services rendered, or for loans or other financial accommodations extended, whether or not evidenced by instruments or chattel paper, and whether or not earned by performance.

          "Collateral" shall have the meaning set forth in Section 2 below.

          "Equipment" shall mean all of the Debtor's now owned and hereafter acquired equipment, machinery, computers and computer hardware and software (whether owned or licensed), vehicles, tools, furniture, fixtures, all attachments, accessions and property now or hereafter affixed thereto or used in connection therewith, and substitutions and replacements thereof, wherever located.

          "Event of Default" shall have the meaning ascribed thereto in the Note.

          "Inventory" shall mean all of the Debtor's now owned and hereafter existing or acquired raw materials, work in process, finished goods and all other inventory of whatsoever kind or nature, wherever located.

          "Loan Obligations" shall mean the collective reference to all principal, interest, collection costs, expenses and other amounts owing or payable from time to time under the Note, and any further amounts which, pursuant to the Line of Credit Agreement and/or this Agreement, may be deemed part of and/or added to the Loan Obligations, whether arising before or after the commencement of any case with respect to the Debtor under the United States Bankruptcy Code or any similar statute (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the commencement of such case).

          "Person" or "person" shall mean any individual, sole proprietorship, partnership, corporation, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity or any government or any agency or instrumentality or political subdivision thereof.

          "Records" shall mean all of the Debtor's present and future books of account of every kind or nature, purchase and sale agreements, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the Collateral or any account debtor, together with the tapes, disks, diskettes and other data and software storage media and devices, file cabinets or containers in or on which the foregoing are stored (including any rights of the Debtor with respect to the foregoing maintained with or by any other Person).

          "Security Interests" shall mean the liens and security interests granted by the Debtor to the Secured Party, and all rights and remedies in respect thereof, pursuant to this Agreement.

     Section 2.  The Security Interests.

          In order to secure the due and punctual payment and performance of all Loan Obligations owing to the Secured Party from time to time, the Debtor hereby grants to the Secured Party a continuing lien and security interest in, and hereby assigns to the Secured Party as collateral security, the following described property and interests of the Debtor, whether now owned or hereafter acquired or existing, and wherever located (collectively, the "Collateral"):

               (a)  all Accounts;

               (b) all present and future contract rights, general intangibles (including, but not limited to, tax and duty refunds, registered and unregistered patents, trademarks, service marks, copyrights, trade names, applications for the foregoing, trade secrets, goodwill, processes, drawings, blueprints, customer lists, licenses, whether as licensor or licensee (to the extent that the granting of the Secured Party's lien and security interest therein will not cause a termination of such licenses or result in the loss of the benefits of such licenses to the Debtor), choses in action and other claims and existing and future leasehold interests in equipment, real estate and fixtures, those intangibles set forth in Schedule 1 annexed hereto, and the right to sue for infringement and/or unauthorized use of any intangibles), chattel paper, documents, instruments, letters of credit, bankers' acceptances and guaranties; provided, however, the Collateral shall not include any license agreements or comparable agreements relating to the use of intellectual property granted by Lanxide Corporation to the Debtor at any time and from time to time;

               (c) all present and future monies, securities, credit balances, deposits, deposit accounts and other property of the Debtor now or hereafter held or received by or in transit to the Secured Party or its affiliates or at any other depository or other institution from or for the account of the Secured Party, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Accounts and other Collateral, including, without limitation, (i) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral, (ii) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, (iii) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Accounts or other Collateral, including, without limitation, returned, repossessed and reclaimed goods, and (iv) deposits by and property of account debtors or other persons securing the obligations of account debtors;

               (d)  all Inventory;

               (e)  all Equipment;

               (f)  all Records; and

               (g) all products and proceeds of the foregoing, in any form, including, without limitation, insurance proceeds and all claims against third parties for loss or damage to or destruction of any or all of the foregoing.

     Section 3.  Filing; Further Assurances.

          The Debtor will, at its expense, execute, deliver, file and record (in such manner and form as the Secured Party shall require), or permit the Secured Party to file and record, (a) all financing statements, (b) all carbon, photographic or other reproductions of financing statements or this Agreement (which shall be sufficient as a financing statement hereunder), (c) all endorsements to title to any vehicles or other Collateral as may be required in order to perfect the Security Interests therein, and (d) all specific assignments or other papers that may be necessary or desirable, or that the Secured Party may request, in order to create, preserve, perfect or validate any Security Interest or to enable the Secured Party to exercise and enforce its rights hereunder with respect to any of the Collateral. The Debtor hereby appoints the Secured Party as the Debtor's attorney-in-fact to execute and file, in the name and on behalf of the Debtor, such additional financing statements as the Secured Party may request. In addition, in the event and to the extent that any of Collateral consists of or is represented by instruments or other evidences of ownership such as would require physical possession of same in order to perfect the Security Interests therein, the Debtor will promptly, at its expense, deliver same to the Secured Party, with any necessary endorsements thereon.

     Section 4.  Representations and Warranties of the Debtor.

          The Debtor hereby represents and warrants as follows:

               (a) That the Debtor is the valid and lawful owner of all of the Collateral, free from any and all adverse liens, security interests or encumbrances (other than the liens, security interests and encumbrances heretofore granted by the Debtor to CATI).

               (b) That the Debtor has full right, power and authority to grant to the Secured Party the Security Interests pursuant to the terms of this Agreement, and that, except for the liens and security interests heretofore granted by the Debtor to CATI, the Security Interests do not conflict with any rights of any other persons or any commitments of the Debtor to any other persons.

               (c) That no financing statement covering any of the Collateral is on file in any public office, other than financing statements heretofore filed in favor of CATI, and financing statements filed pursuant to this Agreement.

               (d) That all additional information, representations and warranties contained in Exhibit A annexed hereto and made a part hereof are true, accurate and complete on the date hereof.

     Section 5.  Covenants of the Debtor.

          The Debtor hereby covenants and agrees as follows:

               (a) That the Debtor will defend the Collateral and the Security Interests against all claims and demands of all persons at any time claiming any adverse interest therein or thereagainst.

               (b) That the Debtor will give written notice thereof to the Secured Party at least thirty (30) days prior to (i) any change in the location of the principal office of the Debtor or the office where the Debtor maintains its books and records pertaining to the Accounts and/or any other Collateral, (ii) any change in any of the information contained in Exhibit A annexed hereto, and (iii) the movement or location of any Collateral to or at any address other than as set forth in said Exhibit A.

               (c) That the Debtor will promptly pay any and all taxes, assessments and governmental charges upon the Collateral prior to the date that penalties may attach thereto or same become a lien on any of the Collateral, except to the extent that such taxes, assessments and charges shall be contested by the Debtor in good faith and through appropriate proceedings.

               (d) That the Debtor will immediately notify the Secured Party of any event causing a material loss or diminution in the value of the Collateral, and the amount (or the Debtor's best estimate of the amount) of such loss or diminution.

               (e) That the Debtor will at all times have and maintain insurance with respect to all insurable Collateral in amounts and of types as are customarily maintained by other companies of comparable size and type of business, each of which insurance policies shall name the Secured Party as a loss payee as its interests may appear. All policies of insurance shall provide for a minimum of thirty (30) days' written notice to the Secured Party prior to any cancellation, modification or non-renewal thereof. The Debtor shall, on the date hereof and from time to time upon request hereafter, furnish the Secured Party with certificates or other evidence satisfactory to the Secured Party of compliance with the foregoing insurance provisions.

               (f) That the Debtor will keep all of the Collateral free from any and all adverse liens, security interests or encumbrances and in good order and repair, reasonable wear and tear excepted, and will not waste or destroy the Collateral or any part thereof.

               (g) That the Debtor will not use any of the Collateral in violation of any applicable law.

     Section 6. Records Relating to Collateral.

          The Debtor will keep and maintain complete and accurate records concerning the Collateral, including the Accounts and all chattel paper included in the Accounts, at its principal executive office as set forth in Exhibit A annexed hereto, or at such other place(s) of business as the Secured Party may approve in writing. The Debtor will (a) faithfully hold and preserve such records and chattel paper, (b) permit representatives of the Secured Party, at any time during normal business hours, upon reasonable notice, and without undue material disruption of the Debtor's business, to examine and inspect the Collateral and to make copies and abstracts of such records and chattel paper, and
     (c) furnish to the Secured Party such information and reports regarding the Collateral as the Secured Party may from time to time reasonably request.

     Section 7.  Collections with Respect to Accounts.

          The Debtor will, at its expense:

          (a) endeavor to collect or cause to be collected from customers and other Persons indebted on Accounts, as and when due, any and all amounts, including interest, owing under or on account of each Account.

          (b) take or cause to be taken such appropriate action to repossess goods, the sale of which gave rise to any Account, or to enforce any rights or liens under Accounts, as the Debtor or the Secured Party may deem proper, and in the name of the Debtor or the Secured Party, as the Secured Party may deem proper; provided, that (i) the Debtor will use its best judgment to protect the interests of the Secured Party, and (ii) the Debtor shall not be required under this Section 7 to take any action which would be contrary to any applicable law. Subject to any corresponding rights which may concurrently be exercisable by CATI in respect of its security interests, the Debtor shall, at the request of the Secured Party following the occurrence and during the continuance of an Event of Default, notify the account debtors of the Security Interests of the Secured Party in any of the Accounts, and the Secured Party may itself at any such time so notify account debtors. The Secured Party shall have full power at any time after such notice to collect, compromise, endorse, sell or otherwise deal with any or all outstanding Accounts or the proceeds thereof in the name of either the Secured Party or the Debtor. In the event that, after notice to any account debtors directing payments to the Secured Party, the Debtor receives any payment(s) on any Account(s), then, subject to any rights which may concurrently be exercisable by CATI, such payment(s) shall be held by the Debtor in trust for the Secured Party and immediately turned over to the Secured Party as aforesaid, for application in accordance with Section 11 below.

     Section 8.  General Authority.

          (a) In the event that the Secured Party shall at any time be required to take action to defend the Security Interests, or the Debtor shall fail to satisfy its obligations under Section 5(c) or 5(e) hereof, then the Secured Party shall have the right, but shall not be obligated, to take such steps and make such payments as may be required in order to effect compliance, and the Secured Party shall have the right either to demand and receive immediate reimbursement from the Debtor for all costs and expenses incurred by the Secured Party in connection therewith, and/or to add such costs and expenses to the Loan Obligations.

          (b) The Debtor hereby irrevocably appoints the Secured Party the true and lawful attorney for the Debtor, with full power of substitution, in the name of the Debtor, the Secured Party or otherwise, for the sole use and benefit of the Secured Party, but at the Debtor's expense, to the extent permitted by law to exercise, at any time and from time to time during the continuance of an Event of Default, any or all of the following powers with respect to any or all of the Collateral (which powers shall be in addition and supplemental to any powers, rights and remedies of the Secured Party described herein):

               (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof; and

               (ii) to receive, take, endorse, assign and deliver any and all checks, notes, drafts, documents and other negotiable and non-negotiable instruments and chattel paper taken or received by the Secured Party in connection therewith; and

               (iii) to settle, compromise, discharge, extend, compound, prosecute or defend any action or proceeding with respect thereto; and

               (iv) to sell, transfer, assign or otherwise deal in or with same, or the proceeds or avails thereof, or the related goods securing the Accounts, as fully and effectually as if the Secured Party were the absolute owner thereof; and

               (v) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto; and

               (vi) to discharge any taxes, liens, security interests or other encumbrances at any time placed thereon.

     Anything hereinabove contained to the contrary notwithstanding, the Secured Party shall give the Debtor not less than ten (10) days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Secured Party and the Debtor hereby agree that such notice constitutes "reasonable notification" within the meaning of
     Section 9-504(3) of the Code. The Secured Party's rights under this Section 8 are expressly subject to any corresponding rights which may concurrently be exercisable by CATI.

     Section 9.  Remedies Upon Event of Default.

          If any Event of Default shall have occurred and be continuing, then, subject to any corresponding rights which may concurrently be exercisable by CATI, the Secured Party may exercise all of the rights and remedies of a secured party under the Code (whether or not the Code is in effect in the jurisdiction where such rights and remedies are exercised) and, in addition, the Secured Party may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (a) apply the cash, if any, then held by it as Collateral in the manner specified in Section 11 hereof, and (b) if there shall be no such cash or if such cash shall be insufficient to pay all of the Loan Obligations in full, sell the Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Secured Party may deem satisfactory. The Secured Party may require the Debtor to assemble all or any part of the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to the Debtor and the Secured Party. Any holder of a Loan Obligation may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold on a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale) and thereafter hold same, absolutely free from any right or claim of whatsoever kind. The Secured Party is authorized, at any such sale, if it reasonably deems same to be advisable, to restrict the prospective bidders or purchasers of any of the Collateral which could be subject to federal or state securities laws to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Collateral. Upon any such sale, the Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of the Debtor. To the extent permitted by law, the Debtor hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted. The Secured Party shall give the Debtor not less than ten (10) days' prior written notice of its intention to make any such public or private sale or sales at a broker's board or on a securities exchange. Such notice, in case of a public sale, shall state the time and place fixed for such sale, and in case of sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof being sold, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Secured Party may fix in the notice of such sale. At any such sale, the Collateral may be sold in one lot as an entirety or in separate parcels, as the Secured Party may determine. The Secured Party shall not be obligated to make such sale pursuant to any such notice. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Secured Party until the selling price is paid by the purchaser thereof, but the Secured Party shall not incur any liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Secured Party, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

     Section 10.  Right of Secured Party to Use and Operate
     Collateral.

          Upon the occurrence and during the continuance of any Event of Default, to the extent permitted by law, the Secured Party shall have the right and power, with or without legal process, to enter upon any or all of the Debtor's premises, to take possession of all or any part of the Collateral, and to exclude the Debtor and all persons claiming under the Debtor wholly or partly therefrom, and thereafter to sell same in accordance herewith and/or hold, store, and/or use, operate, manage and control the same. Upon any such taking of possession, the Secured Party may, from time to time, at the expense of the Debtor, make all such repairs, replacements, alterations, additions and improvements to the Collateral as the Secured Party may deem proper. In such case, the Secured Party shall have the right to manage and control the Collateral and to carry on the business and to exercise all rights and powers of the Debtor in respect thereof as the Secured Party shall deem proper, including the right to enter into any and all such agreements with respect to the leasing and/or operation of the Collateral or any part thereof as the Secured Party may see fit; and the Secured Party shall be entitled to collect and receive all rents, issues, profits, fees, revenues and other income of the same and every part thereof. Such rents, issues, profits, fees, revenues and other income shall be applied to pay the expenses of holding and operating the Collateral and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which the Secured Party may be required or may elect to make, if any, for taxes, assessments, insurance and other charges upon the Collateral or any part thereof, and all other payments which the Secured Party may be required or authorized to make under any provision of this Agreement (including legal costs and reasonable attorneys' fees). The remainder of such rents, issues, profits, fees, revenues and other income shall be applied in accordance with Section 11 below, and, unless otherwise provided or required by law or by a court of competent jurisdiction, any surplus shall be paid over to the Debtor. The Secured Party's rights under this Section 10 are expressly subject to any corresponding rights which may concurrently be exercisable by CATI.

     Section 11.  Application of Collateral and Proceeds.

          The proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied in the following order of priorities:

               (a) first, to pay the expenses of such sale or other realization, and all expenses, liabilities and advances incurred or made by or on behalf of the Secured Party in connection therewith, and any other unreimbursed expenses for which the Secured Party is to be reimbursed pursuant to Section 12 hereof;

               (b) second, to the payment of the Loan Obligations then outstanding in such order or manner as the Secured Party, in its sole discretion, shall determine; and

               (c) finally, to pay to the Debtor, or its successors or assigns, or as a court of competent jurisdiction may direct, any surplus then remaining from such proceeds.

     Section 12.  Expenses; Secured Party's Lien.

          The Debtor will, forthwith upon demand, pay to the Secured
     Party:

               (a) the amount of any taxes or other charges which the Secured Party may have been required to pay by reason of the Security Interests (including any applicable transfer taxes) or to free any of the Collateral from any lien thereon; and

               (b) the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and disbursements of its counsel and of any agents not regularly in its employ, which the Secured Party may incur in connection with (i) the collection, sale or other disposition of any of the Collateral, (ii) the exercise by the Secured Party of any of the powers conferred upon it hereunder, and/or (iii) any default on the Debtor's part hereunder.

     Section 13.  Termination of Security Interests; Release of
     Collateral.

               Upon the indefeasible payment in full of all Loan Obligations, the Security Interests shall terminate and all rights in the Collateral shall revert to the Debtor. Upon any such termination of the Security Interests or release of Collateral, the Secured Party will, at the Debtor's expense, execute and deliver to the Debtor such documents as the Debtor shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

     Section 14.  Right of Set-Off.

          In furtherance and not in limitation of any provisions herein contained, the Debtor hereby agrees that any and all deposits or other sums at any time due from the Secured Party to the Debtor shall at all times constitute security for the Obligations, and the Secured Party may exercise any right of set-off against such deposits or other sums as may accrue or exist hereunder and/or under applicable law.

     Section 15.  Notices.

          All notices, demands and other communications hereunder shall be given or made to the subject party at its address first set forth above, or at such other address and/or telecopier number as the addressee may hereafter specify for the purpose by means of written notice to the other party hereto. Such notices and other communications will be effectively given only if and when given in writing and personally delivered, when sent by facsimile transmission to a party's designated facsimile number, one (1) day after being sent by Federal Express or other recognized overnight courier service with all charges prepaid or billed to the account of the sender, or three (3) days after being mailed by first class mail with all postage prepaid.

     Section 16.  Waivers; Non-Exclusive Remedies.

          No failure on the part of the Secured Party to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Secured Party of any right, power or remedy under this Agreement preclude any exercise of any other right, power or remedy. The remedies in this Agreement are cumulative and are not exclusive of any other remedies provided by law, in equity or otherwise.

     Section 17.  Changes in Writing.

          Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     Section 18.  Governing Law; Consent to Jurisdiction; Waiver of
     Jury Trial.

          (a) This Agreement shall (irrespective of where it is executed, delivered and/or performed) be governed by and construed in accordance with the laws of the State of New York (without giving effect to principles of conflicts of law), except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any State other than New York are governed by the laws of said State.

          (b) The Debtor hereby consents to the jurisdiction of all courts sitting in the State of New York, and of all courts from which an appeal therefrom may be taken, with respect to any action or proceeding relating to this Agreement or any related transactions. THE DEBTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY SUCH ACTION OR PROCEEDING, AND CONSENTS THAT THE SECURED PARTY MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE DEBTOR WITH RESPECT TO JURISDICTION AND THE WAIVER OF THE RIGHT TO TRIAL BY JURY.

     Section 19.  Severability.

          If any provision hereof is held invalid or unenforceable in any jurisdiction, such provision shall (for purposes of enforcement in such jurisdiction only) be reduced in scope and effect to the extent necessary to render same enforceable, and the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Secured Party.

     Section 20.  Headings.

          The captions and Section headings in this Agreement are for convenience of reference only, and shall not limit or otherwise affect the meaning or interpretation of any provision hereof.

     Section 21.  Assignment.

          This Agreement may not be assigned by the Debtor without the Secured Party's prior written consent, but shall otherwise be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

          IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first set forth above.

                                   SECURED PARTY:

                                   COMMODORE ENVIRONMENTAL SERVICES,
                                    INC.

                                   By: /s/ Andrew Oatey
                                      ________________________________

                                   DEBTOR:

                                   LANXIDE PERFORMANCE MATERIALS, INC.

                                   By: /s/ Mark Mortenson
                                      ________________________________


     STATE OF DELAWARE   )
                         )  ss.:
     COUNTY OF NEW CASTLE)

          On this 13th day of November, 1996, before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared Mark G. Mortenson, to me known, who being by me duly sworn, did depose and say that he is the President of LANXIDE PERFORMANCE MATERIALS, INC., the corporation named in and which executed the foregoing Security Agreement; that he is duly authorized to execute same; and that he subscribed, swore to and acknowledged the same in his capacity as such officer and as the authorized and binding act and deed of said corporation.

     Dorothy D. Keckn
    ________________________________
                                                  Notary Public


                                  SCHEDULE 1
                             TO SECURITY AGREEMENT

                     Patents, Copyrights and Trademarks

     1.   Patents and Patent Applications

     File      Patent         Country        Registration No.     Date

               None as of the date hereof.

     2.   Copyrights, Trademarks, Tradenames, Service Marks and
          Applications

               None as of the date hereof.


                                   EXHIBIT A
                             TO SECURITY AGREEMENT

           Additional Information, Representations and Warranties

     (1) The exact name of the Debtor is as first set forth in the Security Agreement.

     (2)  The Debtor has no subsidiaries.

     (3)  The Debtor owns and uses the following trade names:

               None.

     (4) The Debtor is duly organized, validly existing and in good standing under the laws of the State of Delaware.

     (5) The principal executive office of the Debtor is located at 1300 Marrows Road, Newark, Delaware 19714-6077, and the books and records pertaining to the Accounts and other
          Collateral are located at such address.

     (6) The Debtor is not required, by the nature of its business or the location of its property or assets, to be qualified to do business as a foreign corporation in any jurisdiction.

     (7) The Debtor has no place of business other than that disclosed in Item (5) above.

     (8) The Debtor does not own or have interests in personal property located at places other than that disclosed in item
          (5) above.

     (9) The Debtor owns property consisting of leasehold improvements and/or fixtures only at the location specified in item (5) above.